UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2006
VISTACARE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50118 (Commission File Number)	06-1521534 (IRS Employer Identification No.)
4800 North Scottsdale Road,
Suite 5000
Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (480) 648-4545
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On March 24, 2006, Henry L. Hirvela was appointed as the Company’s Chief Financial Officer. On June 16, 2006, Mr. Hirvela became the Company’s principal accounting officer, replacing Jon A. Steging. Prior to his employment with the Company, Mr. Hirvela founded Phoenix Management Partners, LLC, during which time he served as President and CEO of Vigilant Systems, Inc, developed Ironwood Golf Group LLC, and served as Chairman for Three-Five Systems, Inc., an electronic manufacturing services company. From 1996 to 2000, Mr. Hirvela served as Vice President and Chief Financial Officer for Allied Waste Industries, Inc. His other past experience includes senior leadership positions for technology and environmental services companies. Mr. Hirvela earned a Bachelor of Arts from United States International University in San Diego and holds an MBA from the Johnson Graduate School of Management from Cornell University. He currently serves as a Member of the National Association of Corporate Directors.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.

Date: June 16, 2006	By:	/s/ Stephen Lewis

	Name:	Stephen Lewis

	Title:	Secretary

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